UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2006

TENNESSEE COMMERCE BANCORP, INC.

Tennessee	000-51281	62-1815881
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

 (615) 599-2274
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 26, 2006, Tennessee Commerce Bancorp, Inc. (the "Corporation") issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing that the Corporation has filed a Form S-1 Registration Statement with the United States Securities and Exchange Commission for a proposed public offering of approximately $20 million of its common stock.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

99.1 Press Release issued by Tennessee Commerce Bancorp, Inc. dated April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2006             TENNESSEE COMMERCE BANCORP, INC.

By:/s/ George W. Fort
Name: George W. Fort
Title: Chief Financial Officer

TENNESSEE
COMMERCE
Bancorp, Inc.
TAKING CARE OF BUSINESS
Exhibit 99.1

Contact:   George Fort
Chief Financial Officer
(615) 599-2274

TENNESSEE COMMERCE FILES REGISTRATION
STATEMENT WITH SEC

FRANKLIN, Tenn. - (April 25, 2006) - Tennessee Commerce Bancorp, Inc. (NASDAQ OTC: TNCC) announced today that it has filed a registration statement with the United States Securities and Exchange Commission for a proposed public offering of approximately $20 million of its common stock. All shares of the common stock to be sold in the offering will be offered by Tennessee Commerce Bancorp, Inc. FTN Midwest Securities Corp. is the sole manager for the offering.

About Tennessee Commerce Bancorp, Inc.
Tennessee Commerce Bancorp, Inc. is the parent company of Tennessee Commerce Bank. The Bank provides a wide range of banking services and is primarily focused on business accounts. Its corporate and banking offices are located in Franklin, Tennessee and it has a loan production office in Birmingham, Alabama. Tennessee Commerce Bancorp's stock is traded on the Over-the-Counter Bulletin Board under the stock symbol TNCC.OB.

This offering will be made only by means of a prospectus. When available, a copy of the prospectus may be obtained from FTN Midwest Securities Corp., 845 Crossover Lane, Suite 150, Memphis, TN 38117.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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